SUPPLEMENT DATED AUGUST 28, 2009
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 29, 2008

                          JNL(R) INVESTORS SERIES TRUST


EFFECTIVE AUGUST 31, 2009, PLEASE DELETE THE SECTION ON PAGE 62 ENTITLED "CUSTODIAN" IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

CUSTODIAN. The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds. The custodian is an affiliate of J.P. Morgan Investment Management Inc. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.


































This Supplement is dated August 28, 2009.

(To be used with: V6043 01/09 and V6043PROXY 01/09.)

                                                                 FMM4140 08/09